                                                               FILE NOS: 2-76358
                                                                        811-3409

                                  SCHEDULE 14A
                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
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                (Name of Registrant as Specified in Its Charter)

                                 NOT APPLICABLE
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183

                            NOTICE OF ANNUAL MEETING

                                                                   March 6, 1998

To Variable Annuity Contract Owners:

     Notice is hereby given that the Annual Meeting of Variable Annuity Contract Owners of The Travelers Money Market Account for Variable Annuities ("Account MM") will be held at its offices at One Tower Square, Hartford, Connecticut, on Monday, April 27, 1998 at 9:00 a.m. for the following purposes:

          1. To elect five (5) members of the Board of Managers to serve until the next annual meeting and until their successors are elected and qualify.

          2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of Account MM for the year ending December 31, 1998.

          3. To amend the fundamental investment policies and restrictions to permit the Fund to invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof.

          4. To act on any and all other business as may properly come before the meeting.

     The close of business on February 20, 1998 has been fixed as the record date for the determination of Variable Annuity Contract Owners entitled to notice of and to vote at said meeting.

     By order of the Board of Managers.

                                               LOGO
                                                ERNEST J. WRIGHT, SECRETARY

     Please complete and return the enclosed proxy card as soon as possible in the post-paid envelope provided. Your prompt response is appreciated.

     YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

   PROXY STATEMENT FOR THE ANNUAL MEETING OF VARIABLE ANNUITY CONTRACT OWNERS
                      TO BE HELD ON MONDAY, APRIL 27, 1998

     THE BOARD OF MANAGERS OF THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT MM) SOLICITS YOUR PROXY FOR USE AT THE ANNUAL MEETING OF CONTRACT OWNERS AND AT ANY ADJOURNMENT OF IT. The annual meeting will be held at 9:00 a.m. on Monday, April 27, 1998, at the offices of Account MM, One Tower Square, Hartford, Connecticut. This proxy material is expected to be mailed to Contract Owners on or about March 6, 1998.

VOTE BY PROXY

     A proxy card is enclosed for use at the meeting. The proxy card may be revoked at any time before it is voted by sending a written notice of revocation to Account MM's Secretary or by appearing in person to vote at the meeting. All proxy cards which are properly executed and received in time and not so revoked will be voted at the meeting in accordance with the instructions on them, if any. If no specification is made, the proxy card will be voted for the election of the five (5) nominees for members of the Board of Managers listed in this proxy statement and for the ratification of the selection of Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending December 31, 1998, and to amend the investment restriction to permit Account MM to invest more than 25% of the total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period up to three business days after such purchase.

COST OF SOLICITATION

     The cost of soliciting these proxies will be borne by The Travelers Insurance Company ("Travelers Insurance"), the issuer of the variable annuity contracts that use Account MM as an investment alternative. Proxies may be solicited by directors, officers or employees of Travelers Insurance on behalf of the Board of Managers of Account MM, either in person, by telephone or by telegram.

CONTRACT OWNERS AND THE VOTE

     Only Contract Owners of record at the close of business on February 20, 1998 (the record date) will be entitled to notice of and to vote at the annual meeting. On the record date, there were 36,545,676.920 units of Account MM outstanding and entitled to be voted at the meeting. The number of full and fractional votes, which you as a Contract Owner are entitled to cast is set forth on the enclosed proxy card. As of January 31, 1998, no single person or entity owned beneficially a contract or contracts entitling it to cast more than 5% of the total outstanding votes.

VOTE REQUIRED

     Approval of Proposals 1 and 2 requires the affirmative vote of the holders of a majority of the voting securities present at the meeting in person or by proxy. A quorum present for Proposals 1 and 2 is 20% of the voting securities of Account MM present at the meeting in person or by proxy.

     Approval of Proposal 3 requires the affirmative "vote of a majority of the outstanding voting securities" of Account MM. Under the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities" means the affirmative vote of (a) 67% of the outstanding voting securities represented at the meeting, if more than 50% of the outstanding voting securities are represented, or (b) more than 50% of the outstanding voting securities, whichever is less. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which contract owners abstain.

ANNUAL REPORT

     Account MM's Annual Report containing financial statements for the fiscal year ended December 31, 1997 was mailed to Contract Owners of record as of December 31, 1997. Copies of the Annual Report and the most recent semi-annual report succeeding Account MM's Annual Report may be obtained by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030 without charge, or by calling 1-800-842-9368.

1.  ELECTION OF THE BOARD OF MANAGERS

     At the meeting, five (5) members of the Board of Managers are to be elected to hold office until the next annual meeting and until their successors shall have been elected and qualify. Unless this authority has been withheld on the proxy card, it is intended that the proxy card will be voted for the election of the five (5) nominees named below. If any of the nominees are unable to serve at the time of the meeting, and there is no reason to believe they will not serve, the persons named as proxies may vote for any other person or persons as they may determine at their discretion. The following nominees are recommended by the Nominating Committee pursuant to their meeting held on January 30, 1998.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
      MEMBER                           PRINCIPAL OCCUPATION                     12/31/97
   -----------                         --------------------                     ---------
Heath B. McLendon*  Managing Director (1993-present), Smith Barney Inc.          None
      Age 64        ("Smith Barney"); Chairman (1993-present), Smith Barney
Member Since 1995   Strategy Advisors, Inc.; President and Director
                    (1994-present), Mutual Management Corp.; Director and
                    President (1996-present), Travelers Investment Advisers,
                    Inc.; Chairman and Director of forty-two investment
                    companies associated with Smith Barney; Chairman, Board of
                    Trustees, Drew University; Advisory Director, First Empire
                    State Corporation; Chairman, Board of Managers, seven
                    Variable Annuity Separate Accounts of The Travelers
                    Insurance Company+; Chairman, Board of Trustees, five
                    Mutual Funds sponsored by The Travelers Insurance
                    Company++; prior to July 1993, Senior Executive Vice
                    President of Shearson Lehman Brothers Inc.; Vice Chairman
                    of Shearson Asset Management; Director of PanAgora Asset
                    Management, Inc. and PanAgora Asset Management Limited.

                                                                                CONTRACTS
   NOMINEE FOR                                                                    OWNED
      MEMBER                           PRINCIPAL OCCUPATION                     12/31/97
   -----------                         --------------------                     ---------
  Knight Edwards    Of Counsel (1988-present), Partner (1956-1988), Edwards &    None
      Age 74        Angell, Attorneys; Member, Advisory Board (1973-1994),
Member Since 1982   thirty- one mutual funds sponsored by Keystone Group,
                    Inc.; Member, Board of Managers, seven Variable Annuity
                    Separate Accounts of The Travelers Insurance Company+;
                    Trustee, five Mutual Funds sponsored by The Travelers
                    Insurance Company++.
Robert E. McGill,   Retired manufacturing executive. Director (1983-1995),
       III          Executive Vice President (1989-1994) and Senior Vice
      Age 66        President, Finance and Administration (1983-1989), The
Member Since 1982   Dexter Corporation (manufacturer of specialty chemicals
                    and materials); Vice Chairman (1990-1992), Director
                    (1983-1995), Life Technologies, Inc. (life
                    science/biotechnology products); Director (1994-present),
                    The Connecticut Surety Corporation (insurance); Director
                    (1995-present) CN Bioscience, Inc. (life sci-
                    ence/biotechnology products); Director (1995-present),
                    Chemfab Corporation (specialty materials manufacturer);
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.
  Lewis Mandell     Dean, College of Business Administration (1995-present),     None
      Age 55        Marquette University; Professor of Finance (1980-1995) and
Member Since 1990   Associate Dean (1993-1995), School of Business
                    Administration, and Director, Center for Research and
                    Development in Financial Services (1980-1995), University
                    of Connecticut; Director (1992-present), GZA
                    Geoenvironmental Tech, Inc. (engineering services);
                    Member, Board of Managers, seven Variable Annuity Separate
                    Accounts of The Travelers Insurance Company+; Trustee,
                    five Mutual Funds sponsored by The Travelers Insurance
                    Company++.
 Frances M. Hawk,   Private Investor (1997-present) Portfolio Manager            None
     CFA, CFP       (1992-1997), HLM Management Company, Inc. (investment
      Age 50        management); Assistant Treasurer, Pensions and Benefits
Member Since 1991   Management (1989-1992), United Technologies Corporation
                    (broad-based designer and manufacturer of high technology
                    products); Member, Board of Managers, seven Variable
                    Annuity Separate Accounts of The Travelers Insurance
                    Company+; Trustee, five Mutual Funds sponsored by The
                    Travelers Insurance Company++.

---------------
 + These seven Variable Annuity Separate Accounts are: The Travelers Growth and
   Income Stock Account for Variable Annuities; The Travelers Quality Bond Account for Variable Annuities; The

   Travelers Money Market Account for Variable Annuities; The Travelers Timed Growth and Income Stock Account for Variable Annuities; The Travelers Timed Short-Term Bond Account for Variable Annuities; The Travelers Timed Aggressive Stock Account for Variable Annuities and The Travelers Timed Bond Account for Variable Annuities.

++ These five Mutual Funds are: Capital Appreciation Fund; Cash Income Trust;
   High Yield Bond Trust; Managed Assets Trust and The Travelers Series Trust.

 * Mr. McLendon is an "interested person" within the meaning of the Investment Company Act of 1940, as amended ("1940 Act") by virtue of his position as Managing Director of Smith Barney and Director of The Travelers Investment Management Company, the investment adviser to some of the Separate Accounts, both indirect wholly owned subsidiaries of Travelers Group Inc. Mr. McLendon also owns shares and options to purchase shares of Travelers Group Inc., the indirect parent of The Travelers Insurance Company.

     Prior to each annual meeting of Contract Owners at which members of the Board of Managers are to be elected, or if a vacancy in the Board of Managers occurs between such meetings, the Nominating Committee of the Board of Managers recommends candidates for nomination as members of the Board of Managers. Account MM's Nominating Committee consists of those members of the Board of Managers not affiliated as employees of Travelers Group Inc. or its subsidiaries. Currently, these are Knight Edwards, Robert E. McGill, III, Lewis Mandell and Frances M. Hawk. During the fiscal year ended December 31, 1997, the Nominating Committee held one meeting. The Committee will consider potential nominees recommended by Contract Owners. Any Contract Owner desiring to present a candidate to the Committee for consideration should submit the name of the candidate, in writing, to Account MM's Secretary prior to December 31, 1998.

MEETINGS

     There were four regular meetings and one special meeting of the Board of Managers of Account MM during 1997. All members of the Board of Managers attended at least 75% of the aggregate of its meetings and the meetings of the committees of which they were members.

REMUNERATION OF THE BOARD OF MANAGERS

     Members of the Board of Managers who are also employees of Travelers Group Inc., or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Travelers Group Inc. or its subsidiaries receive an aggregate annual retainer of $19,000 for service on the Boards of the seven Variable Annuity Separate Accounts established by Travelers Insurance and the five Mutual Funds sponsored by Travelers Insurance. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Currently, Travelers Insurance pays such compensation under an Agreement with Account MM.

     In addition, the Fund has adopted an Emeritus Program for non-interested Board members pursuant to which the Fund's Board and the management of the Fund can continue to benefit from the experience of long-time Board members who have resigned from the Board. Pursuant to this Program, Board members with 10 years of service may agree to provide services as an emeritus director at age 72 and, pursuant to resolutions adopted by the Fund, must retire from the Board at age
80. Service as an emeritus director is limited to 10 years. Each emeritus director agrees to be available for consultation with the Board and management of the Fund and may attend Board meetings.

BOARD MEMBER COMPENSATION, BOARD AND COMMITTEE MEETINGS

                                                     AMOUNTS PAID DURING CALENDAR YEAR
                                                        ENDED DECEMBER 31, 1997 FOR
                                                    FIVE MUTUAL FUNDS AND SEVEN VARIABLE
                  BOARD MEMBER                       SEPARATE ACCOUNTS (AGGREGATE FEE)
                  ------------                      ------------------------------------
Heath B. McLendon                                            N/A
Knight Edwared                                                   $31,500.00
Robert E. McGill III                                             $34,000.00
Lewis Mandell                                                    $34,000.00
Frances M. Hawk                                                  $34,000.00

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account MM recommends approval of the Proposal to elect the five (5) members of the Board.

2.  RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     It is proposed that Contract Owners ratify the action of the Board of Managers, taken on January 30, 1998, by a unanimous vote, cast in person, including those members of the Board of Managers who are not interested persons of Account MM, to select the firm of Coopers & Lybrand L.L.P. as the independent accountants of Account MM for the fiscal year ending December 31, 1998. A representative from Coopers & Lybrand L.L.P. is expected to be present at the meeting with the opportunity to make a statement if desired, and is expected to be available to respond to appropriate questions.

     The services provided to Account MM by Coopers & Lybrand L.L.P. were in connection with the audit function for the year 1997 and included primarily the examination of Account MM's financial statements and the review of filings made with the Securities and Exchange Commission.

     The Board also has an Audit Committee consisting of those members who are "interested persons" as defined in the 1940 Act. The Audit Committee reviews the scope and results of the Fund's annual audits with the Fund's independent accountant and recommends the engagement of the accountants. Currently, the members of the Audit Committee are Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk are not "interested persons" as defined in the 1940 Act. The officers do not receive any remuneration from the Fund. They are listed on page 8. During the fiscal year ended December 31, 1997, the Audit Committee held one meeting.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers of Account MM recommends approval of the Proposal to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

3. PROPOSAL TO AMEND THE FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS CONCERNING DIVERSIFICATION OF ACCOUNT MM.

     The Board of Managers approved, subject to Contract Owners vote, an amendment to the Account's fundamental investment policies and restrictions which would modify the current investment policies and restrictions of Account MM.

Account MM's current investment policy concerning diversification provides that:

     Account MM may:

     invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities; however, in accordance with Rule 2a-7 of the 1940 Act, to which Account MM is subject, Account MM will not invest more than 5% of its assets in the securities of any one issuer (other than securities issued or guaranteed by the United States government or its instrumentalities)

The current investment restriction provides that:

     Account MM may not:

     invest more than 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities); however, in accordance with Rule 2a-7 of the 1940 Act, to which the Account is subject, the Account will not invest more than 5% of its assets in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or its instrumentalities)

     The primary purpose of this Proposal is to amend and update this money market Fund's fundamental investment limitation on diversification to permit greater flexibility in making investment decisions and to clarify its application in light of rapidly changing law and regulatory interpretations. The adoption of this proposed limitation concerning diversification will enable Account MM to invest according to the requirements of Rule 2-7.

     All funds that hold themselves out to the public as money market funds or that adopt the term "money market" in their name are required to comply with Rule 2a-7 under the 1940 Act. In addition, Section 13 of the 1940 Act requires all funds to adopt a fundamental policy regarding diversification of assets. In recent years, Rule 2a-7 under the 1940 Act, which sets forth detailed guidelines and requirements for the operation of money market funds, including diversification requirements, has been the subject of considerable regulatory focus. Specifically, Rule 2a-7 has been amended three times since 1991.

     The Board of Managers believes that in light of these recent regulatory developments the current fundamental investment policy is more restrictive than necessary and Account MM should be able to invest its assets in accordance with Rule 2a-7.

     The Board recommends that Contract Owners vote to amend Account MM's fundamental investment policy and restriction concerning diversification. The Board proposes that Contract

Owners approve adopting the proposed fundamental investment policy and restriction as set forth below:

     Account MM may:

     invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof.

     As discussed above, the Board of Managers feels that the proposed fundamental investment policy and restriction would enhance Account MM's investment flexibility and is in line with current practice for money market funds.

CONSIDERATIONS OF THE BOARD OF MANAGERS

     After consideration of the relevant factors, the Board of Managers has determined that it is appropriate for Contract Owners to modify Account MM's fundamental investment policies and restrictions to permit Account MM to invest up to 25% of its assets in first tier securities up to three days from purchase of the security.

RECOMMENDATION OF THE BOARD OF MANAGERS

     The Board of Managers recommends approval of the proposal to amend Account MM's fundamental investment policy and restriction to enable Account MM to invest in first tier securities up to three days from purchase of the security.

4.  OTHER BUSINESS

     The Board of Managers knows of no other business to be presented at the meeting. The proxy card gives the persons named in the proxy discretion to vote according to their best judgment if any other business properly comes before the meeting.

                             ADDITIONAL INFORMATION

CONTRACT OWNER PROPOSALS

     All Contract Owner proposals to be included in the Proxy Statement for the next annual meeting must be received by Account MM's Secretary at One Tower Square, Hartford, Connecticut 06183 by November 1, 1998.

     It is suggested that Contract Owners submit their proposals by Certified Mail -- Return Receipt Requested. The Securities and Exchange Commission has adopted certain requirements which apply to any proposals of Contract Owners.

THE INVESTMENT ADVISER

     Travelers Asset Management International Corporation ("TAMIC"), One Tower Square, Hartford, Connecticut, serves as investment adviser to Account MM.

DISTRIBUTION AND MANAGEMENT AGREEMENT

     Tower Square Securities, Inc. ("Tower Square"), One Tower Square, Hartford, Connecticut, is the principal underwriter for Account MM. Travelers Insurance, One Tower Square, Hartford, Connecticut, serves as the administrator of Accounts CIS.

OFFICERS OF ACCOUNT GIS

      NAME                    TITLE              POSITION HELD SINCE
      ----                    -----              -------------------
Ernest J. Wright   Secretary                     October 21, 1994
Kathleen A. McGah  Assistant Secretary           January 27, 1995
David A. Golino    Principal Accounting Officer  January 30, 1998

     The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund pays no salaries or compensation to any of its officers, all of whom are employees of The Travelers Insurance Company or its affiliates.

                                 THE TRAVELERS
                              MONEY MARKET ACCOUNT
                             FOR VARIABLE ANNUITIES

                                PROXY STATEMENT
    VG-128                                                              1998

          THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES

Proxy for the Annual Meeting of Contract Owners to be held on April 27, 1998

The undersigned, revoking all proxies heretofore given, hereby appoints Heath
B. McLendon, Robert E. McGill, III, or either one of them, as Proxies, with full power of substitution, to vote on behalf of the undersigned all units of The Travelers Money Market Account for Variable Annuities which the undersigned is entitled to vote at the Annual Meeting of Contract Owners to be held at 9:00 a.m. on Monday, April 27, 1998 at One Tower Square, Hartford, Connecticut, and at any adjournment thereof, in the manner directed below with respect to the matters described in the Proxy Statement for the Annual Meeting, receipt of which is hereby acknowledged, and in their discretion, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.



Please vote by filling in the appropriate box below, as shown, using blue or black ink
or dark pencil.  Do not use red ink.  [X]                                                    FOR         WITHHOLD    FOR, except
                                                                                             all        AUTHORITY   vote withheld
                                                                                           nominees      for all     for nominees
                                                                                                         nominees    listed below
1.   Election of the Board of Managers - Nominees:
     Heath B. McLendon, Knight Edwards, Robert E. McGill, III, Lewis Mandell,                [ ]           [ ]           [ ]
     and Frances M. Hawk.

     ------------------------------------------------------------------------


2.   Ratification of the selection of Coopers & Lybrand L.L.P. as independent                FOR          AGAINST      ABSTAIN
     accountants for the fiscal year ending December 31, 1998.                               [ ]           [ ]           [ ]

3.   Proposal to amend the fundamental policy and restrictions of the
     Fund.                                                                                   [ ]           [ ]           [ ]


In their discretion, the Proxies are authorized to vote on any and all other business as may properly come before the meeting.

             PLEASE DO NOT FORGET TO SIGN THE REVERSE SIDE OF CARD.



THIS LABEL IS FOR MIS TYPESETTING PURPOSES ONLY!
TRAVELERS MONEY MARKET (005) (TR001B)
ORIGINAL BACK 1-17-97
REVISION #1 1-20-97

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF MANAGERS. THE BOARD OF MANAGERS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, AND 3. THE UNITS
REPRESENTED HEREBY WILL BE VOTED BY THE PROXIES IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED CONTRACT OWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.


                                      PLEASE MARK, SIGN, DATE AND RETURN THIS
                                      PROXY CARD PROMPTLY USING THE ENCLOSED
                                      PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

                                      PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.


                                      DATE:_____________________, 1998


                                      If signing in a representative capacity
                                      (as attorney, executor or administrator, trustee, guardian or custodian, corporate officer or general partner), please indicate such capacity following signature. Proxies for custodian accounts must be signed by the named custodian, not by the minor.





                                      Signature(s) if held jointly (Title(s), if required)



THIS LABEL IS FOR MIS TYPESETTING PURPOSES ONLY!
TRAVELERS MONEY MARKET (005)(TR001F)
ORIGINAL FRONT 1-17-97